BRIDGE BUILDER TRUST

Bridge Builder Large Cap Value Fund

(the “Fund”)

Supplement dated November 17, 2020

to the Prospectus dated October 28, 2020

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) currently serves as a Sub-adviser to the Fund. In July 2020, it was announced that BrightSphere Investment Group Inc. (“BrightSphere”), Barrow Hanley’s then current parent company, and Barrow Hanley, entered into an Equity Purchase Agreement with Perpetual US Holdings Company Inc., a subsidiary of Australian Financial Firm Perpetual Limited (“Perpetual”), pursuant to which Perpetual, through its subsidiary, agreed to purchase all of BrightSphere’s interests in Barrow Hanley (the “Transaction”). The Transaction closed on November 17, 2020. Accordingly, effective November 17, 2020, the Prospectus is supplemented as follows.

1.    The following disclosure hereby replaces the first paragraph under “Barrow Hanley” in the sub-section entitled “Sub-advisers and Portfolio Managers – Large Cap Value Fund” under the section entitled “Management of the Funds”:

Barrow Hanley, 2200 Ross Avenue, Floor 31, Dallas, Texas 75201, serves as a Sub-adviser to the Large Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Large Cap Value Fund. Barrow Hanley is registered as an investment adviser with the SEC and was founded in 1979. As of October 31, 2020, Barrow Hanley had assets under management of approximately $44.6 billion.

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BRIDGE BUILDER TRUST

Bridge Builder Large Cap Value Fund

(the “Fund”)

Supplement dated November 17, 2020

to the Statement of Additional Information (the “SAI”)

dated October 28, 2020

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) currently serves as a Sub-adviser to the Fund. In July 2020, it was announced that BrightSphere Investment Group Inc. (“BrightSphere”), Barrow Hanley’s then current parent company, and Barrow Hanley, entered into an Equity Purchase Agreement with Perpetual US Holdings Company Inc., a subsidiary of Australian Financial Firm Perpetual Limited (“Perpetual”), pursuant to which Perpetual, through its subsidiary, agreed to purchase all of BrightSphere’s interests in Barrow Hanley (the “Transaction”). The Transaction closed on November 17, 2020. Accordingly, effective November 17, 2020, the SAI is supplemented as follows.

1.

The following disclosure hereby replaces the first two paragraphs and the table under the sub-section entitled “The Funds’ Investment Teams – The Sub-advisers – Large Cap Value Fund – Barrow, Hanley, Mewhinney & Strauss, LLC.”:

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), 2200 Ross Avenue, Floor 31, Dallas, Texas 75201, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-Advisory Agreement with the Adviser. Barrow Hanley is an affiliate of Perpetual Limited, a company listed on the Australian Stock Exchange. For its services as a Sub-adviser, Barrow Hanley is entitled to receive a fee from the Large Cap Value Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of October 31, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Mark Giambrone	9	$2.657 billion	1	$276.8 million	41	$6.062 billion
Terry Pelzel, CFA	3	$149.7 million	1	$14.3 million	6	$953.8 million
Michael Nayfa, CFA	2	$242.4 million	1	$136.6 million	6	$1.214 billion
Accounts Subject to Performance Fees
Mark Giambrone	1	$34.0 million	0	$0	0	$0
Terry Pelzel, CFA	0	$0	0	$0	0	$0
Michael Nayfa, CFA	1	$34.0 million	0	$0	0	$0

As of October 31, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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